SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     April 26, 2005 (April 20, 2005)

Tri-S Security Corporation

(Exact name of registrant as specified in its charter)

Georgia	0-51148	30-0016962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Mansell Road, Suite 220		30022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (770) 625-4945

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement.

On April 20, 2005, Paragon Systems, Inc., an Alabama corporation (“Paragon”) and a wholly-owned subsidiary of Tri-S Security Corporation, a Georgia corporation (the “Company”), entered into a Factoring and Security Agreement (the “Agreement”) with LSQ Funding Group, L.L.C. (“LSQ”) which amends Paragon’s existing factoring agreement with LSQ to increase Paragon’s available credit line to $6.5 million and to decrease the interest rate on such credit line. The Agreement is filed as Exhibit 99.1 to this Current Report.

Item 3.02                Unregistered Sale of Equity Securities.

On April 26, 2005, the Company issued:

(i)                   10,000 shares of the Company’s common stock, par value $0.001 per share, to an individual in exchange for consulting services rendered by such individual to the Company;

(ii)                  an aggregate of 20,000 shares of Common Stock to two former shareholders of Paragon pursuant to that certain Agreement Regarding Notes and Preferred Shares among the Company, Paragon and the former shareholders of Paragon, dated as of September 29, 2004 and amended on October 6, 2004; and

(iii)                 a three-year warrant to purchase 25,000 shares of Common Stock at an exercise price of $6.00 per share to a public relations firm in exchange for services rendered by the firm to the Company (the “Warrant”).

The shares of Common Stock and the Warrant issued by the Company on April 26, 2005 (the “Securities”) were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act.  The Company based such reliance upon factual representations made by the recipients of the Securities to the Company regarding the recipients’ investment intent and sophistication, among other things.

Item 9.01                Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired. None.

(b)           Pro Forma Financial Information.  None.

(c)           Exhibits.

99.1         Factoring and Security Agreement dated April 2005 between Paragon and LSQ.

99.2         Agreement Regarding Notes and Preferred Shares dated as of September 29, 2004, among the Company, Paragon and the former shareholders of Paragon. (Incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-1 (No. 333-119737)).

99.3         Letter Agreement dated October 6, 2004, among the Company, Paragon, Charles Keathley and Robert Luther. (Incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (No. 333-119737)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-S SECURITY CORPORATION

By:	/s/ Ronald G. Farrell
Ronald G. Farrell, Chief Executive Officer

Dated:  April 26, 2005

EXHIBIT INDEX

99.1       Factoring and Security Agreement dated April 2005 between Paragon and LSQ.

99.2       Agreement Regarding Notes and Preferred Shares dated as of September 29, 2004, among the Company, Paragon and the former shareholders of Paragon. (Incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-1 (No. 333-119737)).

99.3       Letter Agreement dated October 6, 2004, among the Company, Paragon, Charles Keathley and Robert Luther. (Incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (No. 333-119737)).